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                                  EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of United Heritage Corporation (the Company") on Form 10-QSB for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Walter G. Mize, Chief Executive Officer of the Company, and Harold L. Gilliam, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Dated February 13, 2003



/s/ Walter G. Mize
----------------------------------
Walter G. Mize, Chief Executive Officer



/s/ Harold L. Gilliam
----------------------------------
Harold L. Gilliam, Chief Financial Officer


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